INVESTMENT IN EQUITY METHOD INVESTEES	12 Months Ended
Dec. 31, 2011
INVESTMENT IN EQUITY METHOD INVESTEES
5.	INVESTMENT IN EQUITY METHOD INVESTEES

Actions Microelectronics Co., Ltd (Beijing) ("Beijing Actions")

Beijing Actions is a private company which design and manufactures SoC products for portable media players and digital photoframe.

Prior to 2009, Beijing Actions was a former 80% owned subsidiary of the Group.

As a result of a capital injection of which the Group did not participate in, the Group ceased control over Beijing Actions but retained with significant influence at 35% interest in 2009. As of December 31, 2010, the Group continues to hold 35% ownership interest in Beijing Actions.

In February 2011, Beijing Actions increased its injected capital by $2,600 of which the Group further invested such amount in full. Upon the completion of this capital injection, the Group's ownership interest in Beijing Actions is increased from 35% to 45.8% and continues its significant influence in Beijing Actions as of December 31, 2011

Grand Choice Investment Limited (“ Grand Choice”)

Grand Choice is a private company established in February 2010 which designs and manufactures software and hardware for electronic books.

Upon establishment, the Group purchased 20% of interest for $600. The Group exercises significant influence but does not control Grand Choice, which is accounted for under the equity method of accounting.

In December 2010, the Group invested a further $600 to maintain its 20% interest due to a capital contribution by all shareholders.

In March and April 2011, Grand Choice further increased its capital to $7,986 and $10,000, respectively, of which the Group did not participate in this capital injection, resulting in dilution of the Group's ownership interest to 15% and 12%, respectively and ceased significant influence over Grand Choice. Accordingly, the carrying value of Grand Choice of $804 is transferred to other investments and Grand Choice is accounted for under the cost method of accounting as of December 31, 2011.

Nann Capital Corporation ("Nann Capital")

Nann Capital is a private investment holding company.  Its wholly owned subsidiaries include Actions Enterprise (HK) Co., Ltd and Actions Technology (Shanghai) Co., Ltd. Both are disposed by the Group in July 2010.

Subsequent to the disposal, the Group purchased 40% of equity interest in Nann Capital for $4,406 in 2010. The Group exercise significant influence but did not control Nann Capital and the investment in Nann Capital is accounted for under the equity method of accounting.

In May 2011, the Group further invested $7,076 to maintain its 40% interest due to a capital contribution by all shareholders.

The summarized financial information of equity method investees is illustrated as below:

	2010	2011
Balance sheets
Current assets	$11,075	$24,173
Non-current assets	12,519	13,093
Current liabilities	1,499	433
Non-current liabilities	28	30

	2009	2010	2011
Results of operations
Revenues	$3,582	$6,255	$4,823
Gross profit	985	2,134	2,342
Loss from operations	(4,430)	(2,666)	(3,816)
Net loss	$(4,291)	$(2,293)	$(2,782)